UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 8, 2015

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THERMON GROUP HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

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Delaware	001-35159	27-2228185
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Thermon Drive San Marcos, Texas	78666
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 396-5801

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 8, 2015, Thermon Group Holdings, Inc. (the "Company") announced that Rodney Bingham, the Company’s President and Chief Executive Officer, will retire upon the expiration of his current employment agreement effective March 31, 2016. Mr. Bingham will also step down from the Company’s Board of Directors (the "Board") effective March 31, 2016. Bruce Thames, the Company’s current Executive Vice President and Chief Operating Officer, will succeed Mr. Bingham in the role of President and Chief Executive Officer and be appointed as a member of the Board effective April 1, 2016.

Prior to joining the Company in April 2015, Mr. Thames, 52, previously served as Senior Vice President and Chief Operating Officer of TD Williamson in Tulsa, Oklahoma since 2012. TD Williamson manufactures and delivers a portfolio of solutions to the owners and operators of pressurized piping systems for onshore and offshore applications. He joined TD Williamson in 2005 as the Vice President, North American Business Unit and was promoted to Vice President and General Manger, Eastern Hemisphere in 2010. Mr. Thames began his career with Cooper Industries (formerly Intool), where he spent 12 years in various roles within the product engineering, production and operations groups. Mr. Thames joined GE Energy (formerly Dresser Flow Solutions) and served primarily as the Director of Dresser's Valve Division during his tenure from 2002-2005. Mr. Thames graduated from the University of Texas at Austin in 1987 with a B.S. in Mechanical Engineering.

There are no arrangements or understandings between Mr. Thames and any other person pursuant to which he was appointed as an officer of the Company. There are also no family relationships between Mr. Thames and any director or executive officer of the Company and no transactions in which Mr. Thames has an interest requiring disclosure under Item 404(a) of Regulation S-K.

A copy of the press release issued by the Company on December 8, 2015 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release issued by Thermon on December 8, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2015	THERMON GROUP HOLDINGS, INC.
	By:	/s/	Jay Peterson
	Name:		Jay Peterson
	Title:		Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press release issued by Thermon on December 8, 2015.